UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2025

NOVAVAX, INC.

(Exact name of registrant as specified in charter)

Delaware	0-26770	22-2816046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Quince Orchard Road

Gaithersburg, Maryland 20878

(Address of Principal Executive Offices, including Zip Code)

(240) 268-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	NVAX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Information.

Novavax’s multi-year guidance provided in its first quarter 2025 earnings conference call includes the potential impact to Novavax of funding the postmarketing commitment (“PMC”) discussed under “Item 8.01. Other Events” in this Current Report on Form 8-K. Novavax is working closely with Sanofi to assess funding and execution of the new PMC trial. Novavax reiterates its expectation to achieve R&D plus SG&A expenses for full year 2025 of between $475 and $525 million. For 2026 and 2027, we expect to reduce our R&D and SG&A expenses to approximately $350 million and approximately $250 million, respectively. If Sanofi takes the operating lead and incurs the expenses of the PMC trial and Novavax reimburses Sanofi for the Novavax cost share, our financial guidance will reflect GAAP R&D and SG&A expenses. If Novavax takes the lead and incurs the expenses of the PMC trial and Sanofi reimburses Novavax for the Sanofi cost share, our guidance will reflect Non-GAAP R&D and SG&A. Novavax Non-GAAP R&D and SG&A reflects GAAP R&D and SG&A less partner reimbursements. Novavax intends to further clarify its financial guidance, GAAP versus Non-GAAP, as the trial execution discussions are finalized with our partner.

The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

On May 16, 2025, Novavax, Inc. (“Novavax” or the “Company”) announced that the U.S. Food and Drug Administration (“FDA”) has approved the Company’s Biologics License Application (“BLA”) for Nuvaxovid™ for active immunization to prevent coronavirus disease 2019 (COVID-19) caused by severe acute respiratory syndrome coronavirus 2 (SARS-CoV-2) in adults 65 years and older and individuals 12 through 64 years who have at least one underlying condition that puts them at high risk for severe outcomes from COVID-19. Achievement of the U.S. license approval has triggered a $175 million milestone payment from Sanofi Pasteur Inc. (“Sanofi”), under the Company’s Collaboration and License Agreement with Sanofi signed in May 2024.

In addition, the FDA has requested a new PMC to conduct a Phase 4 prospective, randomized, double-blinded, placebo-controlled efficacy and safety trial in individuals aged 50 through 64 without high-risk conditions for severe COVID-19. Novavax is working closely with Sanofi to assess funding and execution of this new trial. This PMC supplements previously agreed upon postmarketing requirements and commitments which have been commonly required for COVID-19 vaccine.

Novavax expects to be ready for the commercial delivery of the 2025-2026 COVID-19 vaccine formula in the U.S. this Fall in partnership with Sanofi, pending strain recommendation at the FDA Vaccines and Related Biological Products Advisory Committee meeting on May 22, 2025.

Cautionary Note Regarding Forward-Looking Statements.

This Current Report on Form 8-K includes forward-looking statements including statements regarding Novavax’s operating plans and prospects, the efficacy, safety, and intended utilization of Novavax’s COVID-19 vaccine, the possible achievement of additional milestones under the Sanofi agreement, its intention to file a supplemental BLA (“sBLA”) for the 2025-2026 vaccination season, the immunogenic response of its vaccine technology against variant strains and the scope. Generally, forward-looking statements can be identified through the use of words or phrases such as “believe,” “may,” “could,” “will,” “would,” “possible,” “can,” “estimate,” “continue,” “ongoing,” “consider,” “anticipate,” “intend,” “seek,” “plan,” “project,” “expect,” “should,” “would,” “aim,” or “assume,” the negative of these terms, or other comparable terminology, although not all forward-looking statements contain these words.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on Novavax’s current beliefs and expectations about the future of our business, events and trends, and other future conditions. Forward-looking statements involve estimates, assumptions, risks, and uncertainties that could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements, and, therefore, you should not place considerable reliance on any such forward-looking statements. Such risks and uncertainties include, without limitation, challenges or delays related to the requested PMC or in obtaining further regulatory authorization for its COVID-19 vaccine, including approval of the sBLA; antigenic drift or shift in the SARS-CoV-2 spike protein, challenges satisfying, alone or together with partners, various safety, efficacy and product characterization requirements, including those related to process qualification and assay validation, necessary to satisfy applicable regulatory authorities; difficulty obtaining scarce raw materials and supplies; resource constraints, including human capital and manufacturing capacity, on the ability of Novavax to pursue planned regulatory pathways; challenges or delays in obtaining regulatory authorization for a JN.1 protein-based COVID-19 vaccine or for future COVID-19 variant strain changes; challenges or delays in clinical trials; manufacturing, distribution or export delays or challenges; Novavax’s exclusive dependence on Serum Institute of India Pvt. Ltd. for co-formulation and filling and the impact of any delays or disruptions in their operations on the delivery of customer orders; and other risks and uncertainties identified in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the Securities and Exchange Commission (“SEC”) on February 27, 2025, as updated by the information in Part II, Item 1A “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, which may be further detailed and modified or updated in other documents we file with the SEC from time to time, and are available at www.sec.gov and at www.novavax.com. You are encouraged to read these filings as they are made.

Novavax cannot guarantee future results, events, level of activity, performance, or achievement. Any or all of Novavax’s forward-looking statements in this Current Report on Form 8-K may turn out to be inaccurate or materially different from actual results. Further, any forward-looking statement speaks only as of the date when it is made, and Novavax undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. New factors emerge from time to time, and it is not possible for Novavax to predict which factors will arise. In addition, Novavax cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novavax, Inc.

Date: May 19, 2025	By:	/s/ Mark J. Casey
	Name:	Mark J. Casey
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary